Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed the due diligence services described below (the “Review”) on loans originated by various parties acquired by Chimera Investment Corporation (the “Client”). These mortgage loans, which were originated by multiple parties, were purchased by the Client in multiple bulk transactions or via Reliance Letter and were reviewed by AMC on behalf of such party. The Review was conducted from August 2020 through January 2023 on mortgage loans with origination dates from January 2020 through January 2023 via files imaged and provided by the Client for review. The Review included loans reviewed under the Leases Review Scope (675 loans) and Leases & Limited Compliance Review Scope (154 loans). The mortgage loans (Leases Review Scope) and the mortgage loans (Leases & Limited Compliance Review Scope) are together referred to as the Loans.

(2) Sample size of the assets reviewed.

The Review was conducted on eight hundred twenty-nine (829) mortgage loans with an aggregate original principal balance of approximately $198.393 million. The Review did not cover 100% of the loans in the securitization population; however, the Review did cover the portion of the securitization population reviewed by AMC.

(3) Determination of the sample size and computation.

AMC is not aware of the overall sample size for the securitization as the Review only covered the portion of the loans in the securitization reviewed by AMC.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by Client to the data found in the actual file as captured by AMC. This comparison, when data was available, included the following data fields:

# of Units	Coborrower First Name	Interest Only	MERS Min Number	PITIA Reserves Months
Amortization Term	Coborrower Last Name	Interest Only Period	Monthly HOA Dues	Prepayment Penalty
Amortization Type	Coborrower Qualifying FICO	Interest Rate Initial Cap	Monthly Taxes	Prepayment Penalty Period (months)
Appraisal As-Is Value	Contract Sales Price	Interest Rate Initial Floor	Note Date	Product Description
Appraised Value	Escrow Account	Interest Rate Life Cap	Occupancy	Property Type
Balloon Flag	First Interest Rate Change Date	Interest Rate Life Floor	Original CLTV	Purpose
Borrower Citizenship	First Payment Date	Interest Rate Periodic Cap	Original Interest Rate	Refi Purpose
Borrower First Name	Flood Insurance Monthly Premium	Investor: Qualifying Total Debt Ratio	Original Loan Amount	Representative FICO
Borrower Last Name	Guarantor 1 First Name	Lender	Original LTV	State
Borrower Qualifying FICO	Guarantor 1 Last Name	Lien Position	Original P&I	Street
Borrower Self-Employed?	Has FTHB	LTV Valuation Value	Original Term	Subject Debt Service Coverage Ratio
Borrower SSN	Hazard Insurance Monthly Premium	Margin	Origination Channel	Value Used For LTV Calculation
City	Index Type	Maturity Date	Payment Frequency	Zip

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”), and/or loan-to-value ratios (“LTV(s)”) used in the assessment of conformity guidelines.

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(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

LEASES REVIEW (675 Loans)

DOCUMENT REVIEW

For each Loan, AMC will review the Loan File and verify whether the following documents, if applicable, are included in the file and if the data on these documents is consistent and logical: (a) initial application (1003), (b) credit report, (c) employment documentation, (d) asset documentation, (e) sales contract, (f) hazard and/or flood insurance policies, (g) appraisal, (h) title/preliminary title, (i) mortgage/deed of trust, (j) note, (k) certificate of business purpose / non-owner occupancy, (l) articles of incorporation, if applicable, (m) operating agreement, and (n) background check.

CREDIT REVIEW

The credit review focuses on the borrower’s experience in property management, credit profile and adherence to guidelines. The borrower’s assets are analyzed to determine there are sufficient funds for the required equity in the project. Conformity to applicable guidelines will all be assessed during the review. An income calculation will not be performed though the presence of income documentation if required by the guidelines will be noted.

Credit Application: For the Credit Application, AMC will verify whether (a) the application is signed by all listed borrowers, (b) the application is substantially filled out, (c) all known borrower-owned properties are disclosed on the Real Estate Owned section or attachments, and (d) borrower’s property management/landlord experience.

Credit Report: AMC will verify (a) a credit report is present for each borrower, (b) note and research the Real Estate Owned and fraud alerts, (c) and gather data including (i) representative FICO, (ii) scores from Equifax, Experian, and Transunion (if available), (iii) verify that the public records listed are disclosed on the application and adequately explained and in compliance with guidelines, and (iv) the number and length of trade lines.

Employment and Income: AMC will determine whether applicable supporting employment and income documentation required by the guidelines, was present in the mortgage loan file and where possible, wasn’t fraudulent.

Borrowing Entity: AMC will verify the borrowing entity, if not an individual, is properly documented. In addition, AMC will verify if the business entity is a US or foreign entity and if the individual signing the loan documentation has the appropriate authority. Distinction will be made between guarantors and principals, individuals and business entities.

Property income: AMC will determine whether all applicable supporting documentation as required by the guidelines is present in the file. No traditional borrower DTI ratios will be calculated but instead a “Property DTI” will be calculated per guidelines using the lease or expected lease amount and the property expenses. Documentation verifying property income may include: (a) leases and monthly rental income, (b) property vacancy, (c) balance sheets / financial statements, and (d) an appraisal analysis of market rents.

Valuation Review: AMC’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review will include verifying the appraisal report was (i) materially complete, (ii) in conformity with the guideline requirements for the property type in question, (iii) completed by an appraiser that was actively licensed to perform the valuation, (iv) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (iv) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review will (i) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (ii) confirm the property value and square footage of the subject property was bracketed by comparable properties, (iii) verify that comparable properties used are similar in size, style, and location to the subject, and (iv) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

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Other aspects of AMC’s review include (i) verifying that the address matched the mortgage note, (ii) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (iii) confirming the appraiser noted an estimated lease amount to be used in instances where there is no lease in place.

Asset Review: AMC will assess whether the asset documentation required by the guidelines is present in the file. AMC will verify that assets presented support the required reserves. Documentation reviewed may include: (a) depository account statements, (b) stock or security account statements, (c) settlement statements or other evidence of conveyance and transfer of funds if a sale of assets was involved, and (d) operating accounts from other properties.

Insurance: AMC will (a) look for the presence of rent loss insurance as required by the guidelines, (b) verify that hazard insurance meets the minimum required amount of coverage in the guidelines, (c) confirm that the flood cert is for the correct borrower, property, lender and loan number, and (d) for properties in a flood zone per the flood cert, confirm that flood insurance meets guideline requirements in the file and meets the minimum required amount of coverage.

Title: AMC will verify whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower. AMC will also review the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions); access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens. Review for instances of delinquent taxes (non-liens). In addition, AMC will review for Oil, Gas, Water or Mineral rights.

Fraud / Criminal Background: To the extent potentially fraudulent activity is identified as part of the document review, such information will be reported to Client. In addition, AMC will look for an independent, third party fraud report and background check in each file and will review the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan.

LEASES & LIMITED COMPLIANCE REVIEW (154 Loans)

Includes Leases Review Scope with additional limited compliance review below.

State Compliance Review applicable to non-owner occupied loans:

SitusAMC will review each mortgage loan file to determine coverage, and if covered, verify compliance with the following:

a)	High Cost testing in Chicago Illinois and Cook County Illinois;
b)	Higher Priced testing in Minnesota;
c)	Other applicable state testing in Maryland, Minnesota, New Jersey, West Virginia, Wyoming, and Vermont, Virginia and
d)	State specific prepayment penalty and late charge testing applicable to non-owner occupied loans.

TITLE REVIEW (45 Loans)

As requested by the Client, a title review was included in AMC’s scope of review. To facilitate this review, the Client provided AMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, AMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, AMC identified whether or not the subject mortgage was of record, whether any deed vesting concerns of substance were present, and whether the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments such as Property Tax Liens, Municipal Liens, and Association Super Liens. AMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

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DATA COLLECTION

AMC will compare data fields on the bid tape provided by the client to the data found in the actual file as captured by AMC. All material discrepancies will be noted.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guidelines restrictions, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC or if it was not directly accessible that another valuation product that was directly accessible to AMC was ordered in accordance with the Client’s specific valuation waterfall process.

If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception and worked with the Client on the next steps which may include the ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in AMC’s review resulted in a variance of more than 10% then the Client was notified of such variance and a second independent valuation product was ordered.

AMC also considered processes that included Fannie Mae’s Collateral Underwriter (CU) or Freddie Mac Loan Collateral Advisor (LCA) on one-unit single-family homes and condos for GSE eligible loans. No additional property value due diligence was completed in cases where CU/LCA indicated that appraisal risk was consistent with the respective GSE’s day one RW&E relief. Freddie Mac’s Home Value Explorer (HVE) was also considered an acceptable secondary valuation product for GSE-related transactions. If the CU/LCA risk score was ineligible for GSE RW&E relief, then AMC compared a third valuation product (such as a field review) to the original appraisal.

(7) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(8) Disclaimer.

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Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.  SitusAMC also hereby disclaims any representation or warranty as to accuracy or completeness of the Report, the inclusion or omission of any facts or information, or as to its suitability, sufficiency or appropriateness for the purposes of the transaction parties or investors or the use of the Report in preparation of any other document in connection with the subject transaction.).

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS AND CONCLUSIONS

OVERALL REVIEW RESULTS SUMMARY

There were eight hundred twenty-nine (829) mortgage loans in the securitization population reviewed by AMC. After all documents were presented, under the applicable DBRS NRSRO grading criteria six hundred eighty-seven (687) (82.87%) had an Overall grade of “A”, one hundred forty-two (142) (17.13%) had an Overall grade of “B”, and no loans had exceptions that generated an Overall grade of “C” or “D”. After all documents were presented, under the applicable S&P NRSRO grading criteria six hundred eighty-one (681) (82.15%) had an Overall grade of “A”, one hundred forty-eight (148) (17.85%) had an Overall grade of “B”, and no loans had exceptions that generated an Overall grade of “C” or “D”.

NRSRO Grade (DBRS)	# of Loans	Percentage of Loans
A	687	82.87%
B	142	17.13%
C	0	0.00%
D	0	0.00%

NRSRO Grade (S&P)	# of Loans	Percentage of Loans
A	681	82.15%
B	148	17.85%

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C	0	0.00%
D	0	0.00%

CREDIT REVIEW RESULTS SUMMARY

Seven hundred two (702) (84.68%) mortgage loans of the total received an “A” Credit Review grade. The one hundred twenty-seven (127) (15.32%) “B” Credit Review grades were due to missing documentation and/or guideline adherence (see exception detail below). Exceptions were offset by strong compensating factors such as high disposable income, low LTV, and/or high liquid assets.

NRSRO Grade (DBRS, S&P)	# of Loans	Percentage of Loans
A	702	84.68%
B	127	15.32%
C	0	0.00%
D	0	0.00%

COMPLIANCE REVIEW RESULTS SUMMARY

Note six hundred seventy-five (675) Leases were not assigned a Compliance grade. Of the remaining one hundred fifty-four (154) Leases reviewed for limited compliance, one hundred thirty-six (136) (88.31%) had a Compliance Review grade of “A” and eighteen (18) (11.69%) had a Compliance Review grade of “B”. Loans with a Compliance Review grade of “B” may have multiple compliance exceptions (see exception detail below); however, none are lower than a grade of “B”.

NRSRO Grade (DBRS, S&P)	# of Loans	Percentage of Loans
A	136	88.31%
B	18	11.69%
C	0	0.00%
D	0	0.00%

PROPERTY/VALUATION REVIEW RESULTS SUMMARY

Under the applicable DBRS NRSRO grading criteria all eight hundred twenty-nine (829) (100.00%) loans had a Property/Valuation grade of “A”. Under the applicable S&P NRSRO grading criteria eight hundred twenty-two (822) (99.16%) loans had a Property/Valuation grade of “A”. Seven (7) (0.84%) of the loans generated a Property/Valuation grade of “B” due to the highest level secondary valuation supports the value. There is a lower level tertiary product that does not support the qualifying value.; however, none are lower than a grade of “B.”

NRSRO Grade (DBRS)	# of Loans	Percentage of Loans
A	829	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%

NRSRO Grade (S&P)	# of Loans	Percentage of Loans
A	822	99.16%
B	7	0.84%
C	0	0.00%
D	0	0.00%

REVIEW EXCEPTION SUMMARY (829 Mortgage Loans)

The summaries below detail the exceptions from the Compliance, Credit and Property Reviews that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan under the applicable grading criteria. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

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Exception Type	DBRS Final Exception Rating	Exception Category	Total
Compliance	B	ECOA	17
		State Late Charge	2
		Misc. State Level	1
		Total Compliance Grade (B) Exceptions:	20
Total Compliance Exceptions:			20
Credit	B	Guideline	54
		Title	36
		Loan Package Documentation	16
		Borrower and Mortgage Eligibility	14
		Credit	12
		Asset	6
		Missing Document	4
		Property - Appraisal	3
		Insurance	2
		Documents	1
		Hazard Insurance	1
		Appraisal Reconciliation	1
		Income / Employment	1
		Business Purpose	1
		Total Credit Grade (B) Exceptions:	152
Total Credit Exceptions:			152
Total Property Exceptions:			0
Grand Total:			172

Exception Type	SP Final Exception Rating	Exception Category	Total
Compliance	B	ECOA	17
		State Late Charge	2
		Misc. State Level	1
		Total Compliance Grade (B) Exceptions:	20
Total Compliance Exceptions:			20

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Credit	B	Guideline	54
		Title	36
		Loan Package Documentation	16
		Borrower and Mortgage Eligibility	14
		Credit	12
		Asset	6
		Missing Document	4
		Property - Appraisal	3
		Insurance	2
		Documents	1
		Hazard Insurance	1
		Appraisal Reconciliation	1
		Income / Employment	1
		Business Purpose	1
		Total Credit Grade (B) Exceptions:	152
Total Credit Exceptions:			152
Property	B	Appraisal Reconciliation	7
		Total Property Grade (B) Exceptions:	7
Total Property Exceptions:			7
Grand Total:			179

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the eight-hundred twenty-nine (829) mortgage loans reviewed, one hundred forty-seven (147) of the mortgage loans had one hundred sixty-six (166) tape discrepancies across eleven (11) data fields.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	0	285	0.00%	829
Amortization Term	0	2	0.00%	829
Amortization Type	0	22	0.00%	829
Appraisal As-Is Value	0	9	0.00%	829
Appraised Value	0	10	0.00%	829
Balloon Flag	0	525	0.00%	829
Borrower Citizenship	0	3	0.00%	829
Borrower First Name	0	668	0.00%	829
Borrower Last Name	0	691	0.00%	829
Borrower Qualifying FICO	0	2	0.00%	829
Borrower Self-Employed?	0	9	0.00%	829
Borrower SSN	0	525	0.00%	829
City	0	824	0.00%	829
Coborrower First Name	0	6	0.00%	829
Coborrower Last Name	0	6	0.00%	829
Coborrower Qualifying FICO	0	1	0.00%	829
Contract Sales Price	0	125	0.00%	829
Escrow Account	0	525	0.00%	829
First Interest Rate Change Date	1	3	33.33%	829
First Payment Date	0	287	0.00%	829
Flood Insurance Monthly Premium	0	149	0.00%	829
Guarantor 1 First Name	0	2	0.00%	829
Guarantor 1 Last Name	0	2	0.00%	829
Has FTHB	0	525	0.00%	829
Hazard Insurance Monthly Premium	0	149	0.00%	829
Index Type	0	3	0.00%	829

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Interest Only	0	10	0.00%	829
Interest Only Period	0	1	0.00%	829
Interest Rate Initial Cap	0	3	0.00%	829
Interest Rate Initial Floor	0	1	0.00%	829
Interest Rate Life Cap	0	3	0.00%	829
Interest Rate Life Floor	0	9	0.00%	829
Interest Rate Periodic Cap	0	3	0.00%	829
Investor: Qualifying Total Debt Ratio	0	526	0.00%	829
Lender	0	525	0.00%	829
Lien Position	0	125	0.00%	829
LTV Valuation Value	0	285	0.00%	829
Margin	0	125	0.00%	829
Maturity Date	120	282	42.55%	829
MERS Min Number	0	115	0.00%	829
Monthly HOA Dues	0	149	0.00%	829
Monthly Taxes	0	149	0.00%	829
Note Date	0	10	0.00%	829
Occupancy	7	664	1.05%	829
Original CLTV	3	539	0.56%	829
Original Interest Rate	1	818	0.12%	829
Original Loan Amount	0	828	0.00%	829
Original LTV	3	821	0.37%	829
Original P&I	0	7	0.00%	829
Original Term	0	136	0.00%	829
Origination Channel	0	6	0.00%	829
Payment Frequency	0	6	0.00%	829
PITIA Reserves Months	0	525	0.00%	829
Prepayment Penalty	0	7	0.00%	829
Prepayment Penalty Period (months)	0	516	0.00%	829
Product Description	0	525	0.00%	829
Property Type	10	696	1.44%	829
Purpose	1	826	0.12%	829
Refi Purpose	7	339	2.06%	829
Representative FICO	7	825	0.85%	829
State	0	828	0.00%	829
Street	0	808	0.00%	829
Subject Debt Service Coverage Ratio	6	156	3.85%	829
Value Used For LTV Calculation	0	2	0.00%	829
Zip	0	817	0.00%	829
Total	166	18,374	0.90%	829

SitusAMC TITLE REVIEW SUMMARY (45 Loans)

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As part of the due diligence services, the Client provided SitusAMC with identifying data on 45 mortgage loans. Based on the scope of review set forth herein, the critical findings are summarized as follows:

•	There are no potential issues concerning origination deed vesting.
•	No unresolved Super Position HOA Liens recorded after the subject mortgage which were entitled to limited or full lien priority over the subject mortgage were identified.
•	No unresolved Municipal Liens which had limited or full lien priority over the subject mortgage were located.
•	No unresolved Property Tax Liens which had limited or full lien priority over the subject mortgage were located.
•	Except with respect to 36 Prior Liens across 19 mortgage loan files which were recorded prior to the subject mortgage, all Prior Liens identified in our review have been resolved. With respect to the 36 Prior Liens across 19 mortgage loan files, all 36 Prior Liens were determined to be mitigated as the mortgage loan files contain a Title Policy on which there are no stated exceptions which explicitly preclude coverage.
•	Except with respect to 17 Prior Mortgages across 17 mortgage loan files which were recorded prior to the subject mortgage, all Prior Mortgages identified in our review have been resolved. With respect to the 17 Prior Mortgages across 17 mortgage loan files, all 17 Prior Mortgages were determined to be mitigated as the mortgage loan files contain a Title Policy on which there are no stated exceptions which explicitly preclude coverage.
•	As to any Miscellaneous Items of substance, the items in this category typically defy standard categorization or summarization and are individually detailed.

ADDITIONAL LOAN POPULATION SUMMARY*

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	819	98.79%	$191,930,960.00	96.74%
Adjustable	10	1.21%	$6,462,250.00	3.26%
Total	829	100.00%	$198,393,210.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	829	100.00%	$198,393,210.00	100.00%
Total	829	100.00%	$198,393,210.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	1	0.12%	$32,250.00	0.02%
Cash Out: Home Improvement/Renovation	18	2.17%	$2,787,150.00	1.40%
Cash Out: Other/Multi-purpose/Unknown Purpose	317	38.24%	$67,079,665.00	33.81%
First Time Home Purchase	2	0.24%	$220,875.00	0.11%
Other-than-first-time Home Purchase	456	55.01%	$120,477,452.00	60.73%
Rate/Term Refinance - Borrower Initiated	35	4.22%	$7,795,818.00	3.93%
Total	829	100.00%	$198,393,210.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	824	99.40%	$197,788,485.00	99.70%
361+ Months	5	0.60%	$604,725.00	0.30%
Total	829	100.00%	$198,393,210.00	100.00%

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Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	403	48.61%	$85,122,876.00	42.91%
Condo, Low Rise	76	9.17%	$11,303,445.00	5.70%
Condo, High Rise	11	1.33%	$3,626,025.00	1.83%
Condotel	1	0.12%	$910,000.00	0.46%
PUD	90	10.86%	$27,260,852.00	13.74%
Townhouse	6	0.72%	$583,050.00	0.29%
1 Family Attached	49	5.91%	$6,454,968.00	3.25%
2 Family	125	15.08%	$33,152,944.00	16.71%
3 Family	37	4.46%	$15,209,200.00	7.67%
4 Family	24	2.90%	$9,055,850.00	4.56%
Unavailable	7	0.84%	$5,714,000.00	2.88%
Total	829	100.00%	$198,393,210.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Investment	829	100.00%	$198,393,210.00	100.00%
Total	829	100.00%	$198,393,210.00	100.00%

TPR Loan Designation	Loan Count	% of Loans	Original Balance	% of Balance
N/A (investment property consumer mortgage)	829	100.00%	$198,393,210.00	100.00%
Total	829	100.00%	$198,393,210.00	100.00%

*Tables may not add to 100% due to rounding.

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